Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 5 TO CREDIT AGREEMENT

This Amendment No. 5 to Credit Agreement, dated as of June 23, 2022 (this “Amendment”), is among Rental Car Intermediate Holdings, LLC, a Delaware corporation (“Holdings”), The Hertz Corporation, a Delaware corporation (the “Parent Borrower”), the Subsidiary Borrowers (as defined in the Credit Agreement referenced below) party thereto (together with the Parent Borrower, the “Borrowers”), the June 2022 Increasing Revolving Lenders (as defined below) and Barclays Bank PLC, as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, Holdings, the Borrowers and the Administrative Agent are party, inter alios, to that certain Credit Agreement, dated as of June 30, 2021 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of August 3, 2021, by that certain Amendment No. 2 to Credit Agreement, dated as of November 23, 2021, by that certain Amendment No. 3 to Credit Agreement, dated as of March 31, 2022, and by that certain Amendment No. 4 to Credit Agreement, dated as of May 13, 2022, and as otherwise amended, restated, amended and restated or otherwise modified or supplemented from time to time, including on the Fifth Amendment Effective Date (as defined below), the “Credit Agreement”; capitalized terms used but not defined herein having the meanings set forth therein);

WHEREAS, pursuant to Section 2.9(a) of the Credit Agreement, the Parent Borrower has requested that each institution identified on the signature pages hereto as a June 2022 Increasing Revolving Lender (collectively, the “June 2022 Increasing Revolving Lenders”) make available to the Borrowers Supplemental Revolving Commitments in an aggregate principal amount equal to $235,000,000 (the “June 2022 Increased Revolving Commitments”) and each such June 2022 Increasing Revolving Lender has agreed to provide a portion of the June 2022 Increased Revolving Commitments in an amount equal to the aggregate principal amount set forth next to such June 2022 Increasing Revolving Lender’s name on Schedule I hereto on the applicable terms and conditions set forth herein;

WHEREAS, (x) pursuant to the definition of “Revolving Issuing Lender” set forth in the Credit Agreement, with the consent of the Administrative Agent, the Parent Borrower has requested that each June 2022 Increasing Revolving Lender become, and each June 2022 Increasing Revolving Lender has agreed to become, an Issuing Revolving Lender for the purpose of issuing Revolving Letters of Credit and (y) pursuant to the definition of “Revolving L/C Commitment Amount” set forth in the Credit Agreement, each June 2022 Increasing Revolving Lender has agreed that an amount equal to such June 2022 Increasing Revolving Lender’s June 2022 Increased Revolving Commitments shall constitute such June 2022 Increasing Revolving Lender’s Revolving L/C Commitment Amount on the applicable terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.    SUPPLEMENTAL REVOLVING COMMITMENTS

1.1Subject to the terms and conditions set forth herein, (i) each June 2022 Increasing Revolving Lender hereby agrees on a several and not joint basis to make the June 2022 Increased Revolving Commitments available to the Borrowers in the aggregate principal amount set forth on Schedule I hereto opposite such June 2022 Increasing Revolving Lender’s name and (ii) all of such June

2022 Increasing Revolving Lender’s June 2022 Increased Revolving Commitments shall constitute such June 2022 Increasing Revolving Lender’s Revolving L/C Commitment Amount.

1.2Pursuant to Section 2.9 of the Credit Agreement, the June 2022 Increased Revolving Commitments documented hereby shall constitute Supplemental Revolving Commitments under the Credit Agreement.

1.3The June 2022 Increased Revolving Commitments shall be (i) made pursuant to (and constitute part of) the existing Revolving Commitments as in effect immediately prior to the Fifth Amendment Effective Date and (ii) subject to the terms and conditions applicable to the existing Revolving Commitments after giving effect to the Fifth Amendment Effective Date.

1.4The Borrowers, Holdings, the Administrative Agent and the June 2022 Increasing Revolving Lenders acknowledge and agree that on the Fifth Amendment Effective Date (as defined below), (i) the June 2022 Increased Revolving Commitments shall be added to (and constitute part of) the existing Initial Revolving Commitments, (ii) the June 2022 Increased Revolving Commitments shall constitute “Initial Revolving Commitments” for all purposes under, and subject to the provisions of, the Loan Documents and (iii) the amount of each June 2022 Increased Revolving Lender’s June 2022 Increased Revolving Commitments shall constitute such June 2022 Increased Revolving Lender’s “Revolving L/C Commitment Amount” for all purposes under, and subject to the provisions of, the Loan Documents.

1.5The parties hereto hereby acknowledge and agree that if on the Fifth Amendment Effective Date there are any Revolving Loans outstanding under the Credit Agreement, (i) such Revolving Loans shall be reallocated in accordance with Section 2.9(c) of the Credit Agreement and (ii) on and after the Fifth Amendment Effective Date, the ratable share of each Revolving Issuing Lender’s participation in Revolving Letters of Credit shall be calculated after giving effect to the amendments to the Credit Agreement described in this Amendment.

1.6The Borrowers hereby appoint Truist Bank as a joint lead arranger and joint bookrunner in respect of the Revolving Commitments under the Credit Agreement.

SECTION 2.    AMENDMENTS TO THE CREDIT AGREEMENT

2.1Amendment to the Credit Agreement. Subject to the satisfaction (or waiver) of the conditions set forth in Section 3 below, effective as of the Fifth Amendment Effective Date:

(a)clause (i) of the last sentence of Section 3.1(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(i) Barclays, MS, DBNY, Lloyds Bank Corporate Markets plc and Goldman Sachs Bank USA shall only be required to issue Standby Letters of Credit hereunder and”

(b)Schedule A-3 of the Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule II hereto.

SECTION 3.    CONDITIONS PRECEDENT

This Amendment shall be effective (the “Fifth Amendment Effective Date”) on the date that the following conditions precedent having been satisfied or duly waived:

3.1Executed Agreement. The Administrative Agent shall have received this Amendment, duly executed by Holdings, each Borrower, the Administrative Agent and each June 2022 Increasing Revolving Lender.

3.2Representations and Warranties. Each of the representations and warranties contained in Section 4 below shall be true and correct.

3.3Certificates. The Administrative Agent shall have received the following, each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:

(a)a certificate of each Loan Party, dated the Fifth Amendment Effective Date and executed by its secretary or assistant secretary, which shall (i) certify the resolutions of its Board of Directors, members or other body authorizing the execution, delivery and performance of this Amendment and the incurrence of the June 2022 Increased Revolving Commitments, (ii) identify by name and title and bear the signatures of the Responsible Officers and any other officers of such Loan Party authorized to sign this Amendment and (iii) certify that (A) attached thereto is the certificate or articles of incorporation or organization of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its by-laws or operating, management or partnership agreement or (B) the equivalent documents provided to the Administrative Agent on the Closing Date remain in full force and effect and have not been amended or otherwise modified since such date;

(b)a long form good standing certificate for each Loan Party from its jurisdiction of organization; and

(c)a certificate of the chief financial officer or, if none, the treasurer, controller, vice president (finance) or other responsible financial officer of the Parent Borrower certifying the solvency of the Parent Borrower and its Subsidiaries on a consolidated basis in customary form (as per the applicable jurisdiction of the Parent Borrower) after giving effect to this Amendment and the incurrence of the June 2022 Increased Revolving Commitments.

3.4Legal Opinions. The Administrative Agent shall have received the following executed legal opinions in form and substance reasonably satisfactory to the Administrative Agent:

(a)the executed legal opinion of White & Case LLP, special New York counsel to each of Holdings, the Parent Borrower and the other Loan Parties; and

(b)the executed legal opinion of Frederic Dorwart, Lawyers PLLC, special Oklahoma counsel to certain Loan Parties.

3.5Fees and Expenses. The Parent Borrower shall have paid (i) the reasonable and documented fees and expenses of Weil, Gotshal & Manges LLP, as counsel to the Administrative Agent and the Lenders, to the extent invoiced prior to the Fifth Amendment Effective Date, (ii) the costs and expenses required to be paid by Section 5.2 below and (iii) the fees and expenses required to be paid under that certain Fee Letter, dated as of the date hereof, by and among the June 2022 Increasing Revolving Lenders and the Parent Borrower.

3.6Patriot Act; KYC. No later than three Business Days prior to the Fifth Amendment Effective Date, each June 2022 Increasing Revolving Lender, to the extent reasonably requested by such June 2022 Increasing Revolving Lender, shall have received (i) all documentation and other information about the Borrowers and the Guarantors that such June 2022 Increasing Revolving Lender has reasonably determined is required by regulatory authorities under “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and (ii) to the extent a Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to such Borrower, in each case, that any such June 2022 Increasing Revolving Lender has reasonably requested in writing at least 10 Business Days prior to the Fifth Amendment Effective Date.

3.7Flood Diligence. Each June 2022 Increasing Revolving Lender shall have completed its flood diligence and received all documentation as required by all flood laws or as otherwise satisfactory to each June 2022 Increasing Revolving Lender.

SECTION 4.    REPRESENTATIONS AND WARRANTIES

The Parent Borrower, on behalf of itself and each Loan Party, hereby represents and warrants to the Administrative Agent, Issuing Lenders and the Lenders as follows:

4.1Incorporation of Representations and Warranties from Loan Documents. Each of the representations and warranties made by any Loan Party pursuant to the Credit Agreement or any other Loan Document (or in any amendment, modification or supplement thereto) to which it is a party, and each of the representations and warranties contained in any certificate furnished at any time by or on behalf of any Loan Party pursuant to the Credit Agreement or any other Loan Document, shall be true and correct in all material respects on the Fifth Amendment Effective Date (except to the extent any such representation or warranty is stated to relate solely to an earlier date, it shall be true and correct in all material respects as of such earlier date).

4.2Absence of Default. At the time of and immediately after giving effect to this Amendment and the availability of the June 2022 Increased Revolving Commitments, no Default or Event of Default shall have occurred and be continuing.

SECTION 5.    MISCELLANEOUS

5.1Reference to and Effect on the Loan Documents.

(a)As of the Fifth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof”, “therein” and words of like import), shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b)Except as expressly amended or waived, as applicable, hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, any Lender or any Issuing Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document (as amended hereby) except as and to the extent expressly set forth herein.

5.2Costs and Expenses. The Borrowers agree to reimburse the Administrative Agent for its costs and expenses in connection with this Amendment (and the other Loan Documents delivered in connection herewith) as provided in Section 11.5 of the Credit Agreement.

5.3Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution”, “execute”, “signed”, “signature”, and words of like import in or related to this Amendment or any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by us, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

5.4Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

5.5Loan Document and Integration. This Amendment shall constitute a Loan Document, and together with the other Loan Documents represents the entire agreement of each of the Loan Parties party hereto and the Administrative Agent with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any of the Loan Parties party hereto or the Administrative Agent relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

5.6Reaffirmation. Each Borrower and each other Loan Party hereby (a) reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party, in each case as amended by this Amendment, (b) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for the benefit of the Secured Parties) pursuant to the Loan Documents and (c) acknowledges and agrees that the grants of security interests by and the guarantees of the Loan Parties contained in the Loan Documents are, and shall remain, in full force and effect immediately after giving effect to this Amendment and shall apply equally to the June 2022 Increased Commitments.

5.7Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

5.8No Novation. Each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation but, rather, an amendment of the terms of a pre-existing Indebtedness and related agreement, as evidenced by the Credit Agreement.

5.9Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

RENTAL CAR INTERMEDIATE HOLDINGS, LLC, as Holdings

By:	/s/ Mark E. Johnson
Name:	Mark E. Johnson
Title:	Vice President and Interim Treasurer

THE HERTZ CORPORATION, as Parent
Borrower

By:	/s/ Colleen Batcheler
Name:	Colleen Batcheler
Title:	Executive Vice President, General Counsel
and Secretary

DOLLAR RENT A CAR, INC.
DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
DTG OPERATIONS, INC.
FIREFLY RENT A CAR LLC
HERTZ CAR SALES LLC
HERTZ GLOBAL SERVICES CORPORATION
HERTZ LOCAL EDITION CORP.
HERTZ LOCAL EDITION TRANSPORTING, INC.
HERTZ SYSTEM, INC.
HERTZ TECHNOLOGIES, INC.
HERTZ TRANSPORTING, INC.
SMARTZ VEHICLE RENTAL CORPORATION
RENTAL CAR GROUP COMPANY, LLC
THRIFTY CAR SALES, INC.
TRAC ASIA PACIFIC, INC.
as Guarantors

By:	/s/ Mark E. Johnson
Name:	Mark E. Johnson
Title:	Vice President and Interim Treasurer

[Signature Page to Hertz Amendment No. 5]

THRIFTY, LLC,
as a Guarantor

By: Dollar Thrifty Automotive Group, Inc., its sole
Member/ Manager

By:	/s/ Mark E. Johnson
Name:	Mark E. Johnson
Title:	Vice President and Interim Treasurer

DTG SUPPLY, LLC,
as a Guarantor

By: DTG Operations, Inc. its sole Member/Manager

By:	/s/ Mark E. Johnson
Name:	Mark E. Johnson
Title:	Vice President and Interim Treasurer

THRIFTY RENT-A-CAR, LLC
as a Guarantor

By: Thrifty LLC, its Member/Manager
By: Dollar Thrifty Automotive Group, Inc., its Member/Manager

By:	/s/ Mark E. Johnson
Name:	Mark E. Johnson
Title:	Vice President and Interim Treasurer

[Signature Page to Hertz Amendment No. 5]

BARCLAYS BANK PLC, as Administrative Agent

By:	/s/ Charlene Saldanha
Name:	Charlene Saldanha
Title:	Vice President

[Signature Page to Hertz Amendment No. 5]

TRUST BANK, as a June 2022 Increasing Revolving Lender

By:	/s/ Patricia J. Noneman
Name:	Patricia J. Noneman
Title:	Director

[Signature Page to Hertz Amendment No. 5]

LLOYDS BANK CORPORATE MARKETS PLC, as
a June 2022 Increasing Revolving Lender

By:	/s/ Tina Wong
Name:	Tina Wong
Title:	Assistant Vice President

By:	/s/ Kamala Basdeo
Name:	Kamala Basdeo
Title:	Assistant Vice President

[Signature Page to Hertz Amendment No. 5]

REGIONS BANK, as a June 2022 Increasing Revolving Lender

By:	/s/ Tyler Sherman
Name:	Tyler Sherman
Title:	Assistant Vice President

[Signature Page to Hertz Amendment No. 5]

Schedule I

June 2022 Increased Revolving Commitments

June 2022 Increasing Revolving Lender	June 2022 Increased Revolving Commitment	Percentage of June 2022 Increased Revolving Commitment
Truist Bank	$125,000,000.00	53.1915%
Lloyds Bank Corporate Markets plc	$55,000,000.00	23.4043%
Regions Bank	$55,000,000.00	23.4043%
TOTAL	$235,000,000.00	100%

Schedule II

Lender	Address	Revolving Commitment	Percentage of Revolving Loan Commitment
Barclays Bank PLC	745 Seventh Avenue New York, New York 10019	$125,000,000.00	6.61%
Deutsche Bank AG New York Branch	60 Wall Street New York, NY 10005	$125,000,000.00	6.61%
BNP Paribas	787 Seventh Avenue New York, NY 10019	$125,000,000.00	6.61%
Royal Bank of Canada	200 Vesey Street New York, NY 10281	$125,000,000.00	6.61%
Citizens Bank	28 State Street Boston, MA 02109	$125,000,000.00	6.61%
Bank of Montreal	3 Times Square New York, NY 10036	$125,000,000.00	6.61%
Mizuho Bank, Ltd.	1271 Avenue of the Americas New York, NY 10020	$125,000,000.00	6.61%
JPMorgan Chase Bank, N.A.	383 Madison Avenue New York, NY 10179	$125,000,000.00	6.61%
Crédit Agricole Corporate and Investment Bank	1301 Avenue of the Americas New York, NY 10019	$125,000,000.00	6.61%
Bank of America, N.A.	One Bryant Park New York, NY 10036	$125,000,000.00	6.61%
Morgan Stanley Bank, N.A.	One Utah Center 201 South Main Street, 5th Floor Salt Lake City, UT 84111	$125,000,000.00	6.61%
Goldman Sachs Bank USA	200 West Street New York, NY 10282	$125,000,000.00	6.61%

Truist Bank	214 N. Tryon Street Charlotte, NC 28202	$125,000,000.00	6.61%
Natixis, New York Branch	1251 Avenue of the Americas, 5th Floor New York, NY 10020	$100,000,000.00	5.29%
Canadian Imperial Bank of Commerce, New York Branch	300 Madison Avenue New York, NY 10017	$55,000,000.00	2.91%
Lloyds Bank Corporate Markets plc	1095 Avenue of the Americas, 34th Floor New York, NY 10036	$55,000,000.00	2.91%
Regions Bank	615 South College Street, Suite 400 Charlotte, NC 28202	$55,000,000.00	2.91%
TOTAL		$1,890,000,000.00	100%